UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2006

                            CONSOLIDATED ENERGY INC.
             (Exact name of registrant as specified in its charter)

          Wyoming                          3630                   86-0852222
(State or other jurisdiction of (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)

                                 76 GEORGE ROAD
                           BETSY LAYNE, KENTUCKY 41605
               (Address of principal executive offices) (zip code)

                                 (859) 488-0070
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 12, 2006 (the "Closing Date"), Consolidated Energy, Inc. (the "Company") completed the transactions contemplated by a Securities Purchase Agreement, effective as of June 30, 2006 (the "Purchase Agreement"). Under the terms of the Purchase Agreement, the Company issued to four institutional investors (the "Senior Investors") $4,444,444 in face amount of Variable Rate Original Issue Discount Convertible Secured Debentures (the "Secured
Debentures"). The Company realized gross proceeds of $4,000,000 from the issuance. The Secured Debentures bear interest at the annual rate of the higher of 12% or prime plus 4%, and may be convertible into common stock of the Company at a fixed conversion price of $1.36. The Secured Debentures are secured by a first priority security interest in equipment to be purchased with the proceeds from the Secured Debentures (the "Equipment") and a subordinated security interest in all assets of the Company as well as certain of the Company's real estate located in Martin County, Kentucky. In addition, the Secured Debentures are guaranteed by the Company's subsidiaries.

     Of the amount raised, $3,750,000 was deposited into a blocked account and will be released upon the purchase by the Company of the Equipment. The balance of the funds was deposited into a control account and will be released when the Company issues one or more widely disseminated press releases reporting that it has produced and sold at least 70,000 tons of coal during each of three consecutive calendar months.

     On the same date, pursuant to an Unsecured Debt Securities Purchase Agreement, effective as of June 30, 2006 (the "Unsecured Purchase Agreement," together with the Purchase Agreement, the "Agreements"), the Company also issued to six institutional investors (the "Junior Investors," together with the Senior Investors, the "Investors") unsecured convertible debentures in the principal amount of $1,750,000 (the "Unsecured Debentures"). The Unsecured Debentures are due in July 2008, accrue interest at the annual rate of 15% and may be converted into shares of common stock at a fixed conversion price of $0.90.

     Under the terms of the Agreements, the Company also issued to the Investors an aggregate of 4,000,000 shares of common stock and five-year warrants to purchase up to 5,875, 000 shares at $0.01 per share (the "Warrants"). The sale and issuance of all securities pursuant to the Agreements was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

     Pursuant to the terms of a registration rights agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the "Commission") registering the resale of the shares of common stock issuable upon conversion of the Secured Debentures and the Unsecured Debentures and exercise of the Warrants on the earlier of (i) the 60th calendar day following the Closing Date, or (ii) the 20th calendar day following the date on which the Company's registration statement currently on file with the Commission is declared effective and cause such registration statement to be declared effective no later than 60 days after the filing thereof.

     In connection with the execution of the Agreements and as a condition to the completion thereof, the holders of (i) an aggregate of $7,000,000 in principal amount of the Company's 6% Senior Secured Convertible Notes due 2008 dated February 24, 2005 and (ii) an aggregate of $6,750,000 in principal amount of the Company's 6% Senior Secured Convertible Notes due 2008 dated March 18, 2005, June 8, 2005 and June 30, 2005 and certain other of the Company's creditors have agreed to subordinate their security interests in the Company's assets to liens granted to the holders of the Secured Debentures in the Equipment. They also agreed to waive, until November 30, 2006, certain penalties due to them and agreed to allow the Company to pay some of the accrued interest on their existing notes in shares of common stock.

     As a further condition to the completion of the Agreements, approximately $707,000 of outstanding debentures and approximately $500,000 of accrued salaries were converted into shares of common stock at a $0.90 conversion price.

     In connection with the transactions contemplated under the Agreement, the Company paid as a fee $262,000 in cash and issued five-year warrants to purchase 100,000 shares of common stock at $0.01 per share to Stonegate Securities and its principals Jesse Shelmire and Scott Griffith, each a director of the Company. In addition, as an inducement to one of the Junior Investors to purchase the Unsecured Debentures, Messrs. Shelmire and Griffith sold to that Junior Investor Company securities owned by them, consisting of $300,000 face amount of promissory notes issued by the Company, warrants to purchase 150,000 of the Company's common stock, and 300,000 shares of the Company's common stock for a total purchase price of $300,000.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                   Description
--------------------------------------------------------------------------------
4.1            Form Variable Rate Original  Issue Discount  Convertible  Secured
               Debentures

4.2            Form of Unsecured Convertible Debenture

4.3            Form of Warrant

10.1 Securities Purchase Agreement dated as of June 30, 2006 by and among Consolidated Energy, Inc. and the investors signatory thereto

10.2 Unsecured Debt Securities Purchase Agreement dated as of June 30, 2006 by and among Consolidated Energy, Inc. and the investors signatory thereto

10.3 Registration Rights Agreement dated as of June 30, 2006 by and among Consolidated Energy, Inc. and the Purchasers signatory thereto

10.4 Security Agreement dated as of June 30, 2006 by and among Consolidated Energy, Inc., and the Senior Investors.

10.5 Subsidiary Guaranty dated as of June 30, 2006 by and among Eastern Consolidated Energy, Inc., CEI Holdings, Inc., Morgan Mining, Inc., Warfield Processing, Inc. and Eastern Coal Energies, Inc.

10.6           Intercreditor   Agreement  dated  as  of  June  30,  2006,  among
               Consolidated Energy, Inc. and the parties listed on the signature page thereto

10.7           Subordination   Agreement  dated  as  of  June  30,  2006,  among
               Consolidated Energy, Inc. and the parties listed on the signature page thereto

10.8 Blocked Account Agreement dated as of June 30, 2006, by and among Consolidated Energy, Inc. and Community Trust and Investment Company

10.9 Control Account Agreement dated as of June 30, 2006, by and among Consolidated Energy, Inc. Atoll Asset Management, LLC, Community Trust and Investment Company and the purchasers set forth on the signature page thereto

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONSOLIDATED ENERGY, INC.


Dated: July 14, 2006                            By: /s/ David Guthrie
                                                ----------------------
                                                Name:  David Guthrie
                                                Title: Chief Executive Officer